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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO ITT CORPORATION:

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Corporation's previously filed Registration Statements (i) on Form S-3 (File No. 33-63445 and (ii) on Form S-8 (File Nos. 33-64815 and 33-64817).

                                          ARTHUR ANDERSEN LLP

New York, New York
March 29, 1996